THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THIS SUBSCRIPTION AGREEMENT SHALL NOT CONSTITUTE AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL. THE SECURITIES MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS, OR IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE PROVISIONS OF THE SECURITIES ACT AND UNDER PROVISIONS OF APPLICABLE STATE SECURITIES LAWS.

                              CONVERTIBLE PREFERRED
                             SUBSCRIPTION AGREEMENT
                             ----------------------

                        IMAGING DIAGNOSTIC SYSTEMS, INC.


                  THIS AGREEMENT is executed in reliance upon the transaction exemption afforded by Regulation D as promulgated by the Securities and Exchange Commission ("SEC"), under the Securities Act of 1933, as amended (the "ACT").

                  This Agreement has been executed by the undersigned in connection with the private placement of the Series G Convertible Preferred Stock (hereinafter referred to as the "PREFERRED STOCK") of IMAGING DIAGNOSTIC SYSTEMS, INC. (NASDAQ symbol "IMDS"), located at 6531 NW 18th Court, Plantation, FL 33313, a corporation organized under the laws of Florida, USA (hereinafter referred to as the "COMPANY"). The terms on which the Preferred Stock may be converted into Common Stock and the other terms of the Preferred Stock are set forth in the Certificate of Designation annexed hereto as Exhibit A. In addition, the Company will sell to the Subscribers an aggregate of Sixty Five Thousand Six Hundred Twenty Five (65,625) Warrant's to purchase Common Stock commencing on the Closing Date (as defined below) for a period of two (2) years thereafter, as per the terms of Warrant annexed hereto as Exhibit B. The Company shall issue to Settondown Capital International, Ltd. and Libra Finance SA (collectively the "PLACEMENT AGENT"), in return for services rendered (in addition to fees set forth in the Escrow Agreement), the number of shares of Preferred Stock equal to seven and one half (7.5%) percent of the number of shares of Preferred Stock issued to the Purchasers pursuant to the terms of the Subscription Agreement. This Subscription and, if accepted by the Company, the offer and sale of the Preferred Stock (the "SHARES"), the issuance of the Warrants, and the shares Common Stock underlying both the Preferred Stock and Warrants (collectively the "SECURITIES"), are being made in reliance upon the provisions of Regulation D under the Act.

                  The undersigned entities listed on Schedule A annexed hereto (hereinafter collectively referred to as "SUBSCRIBERS" or the "PURCHASERS"), hereby represents and warrants to, and agrees with the Company as follows:

                  1. AGREEMENT TO SELL, ISSUE, AND PURCHASE THE SECURITIES.

                  (a) The Company will sell and the Purchasers will buy Preferred Stock and Warrants, and the Company will issue to the Placement Agent the number of shares of Preferred Stock equal to seven and one half (7.5%) percent of the number of shares of Preferred Stock issued to the Purchasers pursuant to the terms of the Subscription Agreement and Warrants to Purchase sixty five thousand six hundred twenty five (65,625) shares of Common Stock, in reliance upon the representations and warranties of the Company, Placement Agent, and Purchasers contained in this Agreement, upon the terms and conditions hereinafter set forth in this Agreement and all Exhibits annexed hereto an aggregate of thirty eight (38) shares of Preferred Stock and Warrant's to purchase sixty five thousand six hundred twenty five (65,625) shares of Common Stock, for an aggregate purchase price of Three Hundred Fifty Thousand ($350,000) U.S. Dollars based on U.S. $10,000 per share (the "PURCHASE PRICE").

                  (b) FORM OF PAYMENT. Subscribers shall pay the Purchase Price by delivering good funds in United States Dollars by wire transfer to The Goldstein Law Group, P.C., the "ESCROW AGENT", against delivery of the original Preferred Stock and Warrants as per the separate Escrow Agreement annexed hereto as Exhibit C, as payment in full for the Securities.

                  2.REPRESENTATION AND WARRANTIES OF THE SUBSCRIBERS AND THE PLACEMENT AGENT. Each of Subscribers, and the Placement Agent, acknowledges, represents, warrants and agrees as follows:

                  (a) ORGANIZATIONS AND AUTHORIZATION. Each of the Subscribers, and the Placement Agent, are duly incorporated or organized and validly existing in the country of their incorporation or organization and has all requisite power and authority to purchase and hold the Securities. The decision to invest and the execution and delivery of this Agreement by each of the Subscribers and the Placement Agent, the performance by each of the Subscribers, and the Placement Agent, of their obligations hereunder and the consummation by each of the Subscribers and the Placement Agent of the transactions contemplated hereby have been duly authorized and requires no other proceedings on the part of the Subscribers or the Placement Agent. The Undersigned's signatory has all right, power and authority to execute and deliver this Agreement on behalf of the Subscribers and the Placement Agent. This Agreement has been duly executed and delivered by the Subscribers and the Placement Agent, and, assuming the execution and delivery hereof and acceptance thereof by the Company, will constitute the legal, valid and binding obligations of the Subscribers and the Placement Agent, enforceable against the Subscribers and the Placement Agent in accordance with its terms.

                  (b) EVALUATION OF RISKS. The Subscribers and the Placement Agent have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of, and bearing the economic risks entailed by, an investment in the Company and of protecting its interests in connection with this transaction. It recognizes that its investment in the Company involves a high degree of risk.

                  (c) INDEPENDENT COUNSEL. Each of the Subscribers and the Placement Agent acknowledges that it has been advised to consult with its own attorney regarding legal matters concerning the Company and to consult with its tax advisor regarding the tax consequences of acquiring the Securities.

                  (d) NO REGISTRATION. Each of the Subscribers and the Placement Agent acknowledge and understand that the limited private offering and sale and issuance of Securities pursuant to this Agreement has not been reviewed or approved by the SEC or by any state securities commission, authority or agency, and is not registered under the Act or under the securities or "blue sky" laws, rules or regulations of any state. Each of the Subscribers and the Placement Agent acknowledge, understand and agree that the Securities are being offered and sold hereunder pursuant to (i) a private placement exemption to the registration provisions of the Act pursuant to Section 3(b) or Section 4(2) of such Act and Regulation D promulgated under such Act, and (ii) a similar exemption to the registration provisions of applicable state securities laws.

                  (e) SUBSCRIBERS AND THE PLACEMENT AGENT ARE ACCREDITED INVESTORS. The Subscribers and the Placement Agent are each an "Accredited Investor" as defined below who represents and warrants it is included within one or more of the following categories of "Accredited Investors."

                           (i) Any bank as defined in Section 3(a)(2) of the Act, or any savings and loan associated or other institution as defined in Section 3(a)(5)A of the Act whether acting in it individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the 1934 Act; any insurance company as defined in Section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in
         Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivision, for the benefits of its employees if such plan has total assets in excess of $5,000,000; and employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

                           (ii) Any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

                           (iii) Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

                           (iv) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

                           (v) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

                           (vi) Any natural person who had an individual income in excess of $200,000 in each of the two (2) most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching that same income level in the current year;

                           (vii) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Section 230.506(b)(2)(ii) of Regulation D under the Act;

                           (viii) Any entity in which all of the equity owners are accredited investors; and

                           (ix) Any self-directed employee benefit plan with investment decisions made solely by persons that are accredited investors within the meaning of Rule 501 of Regulation D promulgated under the Act.

                  (f) INVESTMENT INTENT. Without limiting its ability to resell the Securities pursuant to an effective registration statement, Subscribers are acquiring the Securities solely for their own account and not with a view to the distribution, assignment or resale to others. Subscribers understand and agree that they may bear the economic risk of their investment in the Securities for an indefinite period of time. Subscribers do not now have or, in the future, will not take any short position or hedge position in the Company's Common Stock for so long as any portion of that Subscriber's Preferred Stock remains outstanding. Notwithstanding the foregoing, the Subscribers and Placement Agent may enter into a short or hedge position provided that such short or hedge position is limited to the number of shares of Common Stock the Subscribers or Placement Agent would receive upon any particular conversion of Preferred Stock by the Subscribers or Placement Agent and (b) such short or hedge position would be limited to the number of shares of Common Stock received upon any exercise of the Warrants associated with this transaction.

                  (g) TRANSFER RESTRICTIONS. See Certificate of Designation annexed hereto as Exhibit A.

                  (h) REGISTRATION RIGHTS. The parties have entered into a Registration Rights Agreement (Exhibit D).

                  (i) NO ADVERTISEMENTS. The Subscribers and the Placement Agent are not subscribing for the Securities as a result of, or subsequent to, any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or presented at any seminar or meeting.

                  (j) As required by Florida Law, the Subscribers and the Placement Agent also acknowledge and agree that:

                           (i) The Subscribers have been furnished with, and understand the terms of this Agreement. With respect to tax and other economic considerations involved in his investment, the Subscribers are not relying on the Company. The Subscribers have carefully considered and has, to the extent the undersigned believes such discussion necessary, discussed with the Subscriber's professional legal, tax, accounting and financial advisors the suitability of an investment in the Company, by purchasing the Securities, for the Subscriber's particular tax and financial situation and has determined that the investment being made by the undersigned is a suitable investment for each Subscriber.

                           (ii) The Subscribers acknowledge that all documents, records, and books pertaining to this investment which the Subscribers have requested have been made available for inspection by the Subscribers.

                           (iii) The Subscribers have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning this Agreement and all such questions have been answered to the full satisfaction of the Subscribers.

                           (iv) The Subscribers will not sell or otherwise transfer the Securities without registration under the Act or applicable state securities laws or an exemption therefrom. The Securities have not been registered under the Act or under the securities laws of certain states.

                           (v) Without limiting their ability to transfer the Securities, the Subscribers represent that they are purchasing the Securities for the undersigned's own account, for investment and not with a view to resale or distribution except in compliance with the Act. The Subscribers have not offered or sold any portion of the Securities being acquired nor does the undersigned have any present intention of dividing the Securities with others or of selling, distributing or otherwise disposing of any portion of the Securities either currently or after the passage of a fixed or determinable period of time or upon the occurrence or non-occurrence of any predetermined event or circumstance in violation of the Act. Except as provided herein and in the Registration Rights Agreement, the Company has no obligation to register the Securities.

                           (vi) The Subscribers recognize that an investment in the Securities involves substantial risks, including loss of the entire amount of such investment.

                           (vii) Legends (i) The Subscribers acknowledge that each certificate representing the Securities unless registered (or an exemption from registration exists), shall be stamped or otherwise imprinted with a legend substantially in the following form:

                  "THE SECURITIES EVIDENCED BY THIS CERTIFICATE MAY NOT BE OFFERED OR SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) IF AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

                  NOTWITHSTANDING THE FOREGOING, THE COMMON STOCK IS ALSO SUBJECT TO THE REGISTRATION RIGHTS SET FORTH IN THAT CERTAIN SUBSCRIPTION AGREEMENT AND REGISTRATION RIGHTS AGREEMENT BY AND BETWEEN THE HOLDER HEREOF AND THE COMPANY, A COPY OF EACH IS ON FILE AT THE COMPANY'S PRINCIPAL EXECUTIVE OFFICE.

                           (viii) The Subscribers acknowledge and agree that it shall not be entitled to seek any remedies with respect to this transaction from any party other than the Company.

                           (ix) The Subscribers are purchasing the Securities for their own account for investment, and not with a view toward the resale or distribution thereof. Subscribers are neither an underwriter of, nor a dealer in, the Securities and are not participating in the distribution or resale of the Securities.

                           (x) In making an investment decision, Subscribers must rely on their own examination of the Company and the terms of this offering, including the merits and risks involved. The Securities have not been recommended by any Federal or State Securities Commission or Regulatory Authority. Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of this document. Any representation to the contrary is a criminal offense.

                           (xi) The Regulation D Offering is intended to be exempt from registration under the Act by virtue of Section 4(2) of the Act and the provisions of Regulation D thereunder, which is in part dependent upon the truth, completeness and accuracy of the statements made by the undersigned herein.

                           (xii) The Subscribers acknowledge and are aware that except for the three day rescission rights provided under Florida law, the Subscribers are entitled to cancel, terminate or revoke this subscription, and any agreements made in connection herewith shall survive my death or disability.

                           (xiii) The Subscribers have had the opportunity to ask questions of, and receive answers from management of the Company regarding the terms and conditions of this Subscription Agreement, and the transactions contemplated thereby, as well as the affairs of the Company and related matters.

                           (xiv) The Subscribers understand that they may have access to whatever additional information concerning the Company, its financial condition, its business, its prospects, its management, its capitalization, and other similar matters that they may desire, provided that the Company can acquire such information without unreasonable effort or expense. In addition, as required by ss.517.061(11)(a)(3), Florida Statutes, and Rule 3E-500.05(a)
         thereunder, the Subscribers understand that they may have, at the offices of the Company, at any reasonable hour, after reasonable prior notice, access to the materials set forth in the aforementioned Rule which the Company can obtain without unreasonable effort or expense.

                           (xv) The Subscribers have had the opportunity to obtain additional information necessary to verify the accuracy of the information referred to above.

         3. GENERAL REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to, and covenants with, the Subscribers and the Placement Agent that the following are true and correct as of the date hereof and as of the Closing Date.

                  (a) ORGANIZATION; QUALIFICATION. The Company is a corporation duly organized and validly existing under the laws of the State of Florida and is in good standing under such laws. The Company has all requisite corporate power and authority to own, lease, and operate its properties and assets, and to carry on its business as presently conducted. The Company is qualified to do business as a foreign corporation in each jurisdiction in which the ownership of its property or the nature of its business requires such qualification, except where failure to so qualify would not have a material adverse effect on the Company.

                  (b) CAPITALIZATION. As of February 28, 1999 the authorized capital stock of the Company consists of 100,000,000 shares of Common Stock, no par value per share, of which 39,381,401 are outstanding, 20,000,000 shares of non-voting Preferred Stock, no par value, of which the only shares of non-voting Preferred Stock outstanding as of February 28, 1999 are as follows: 450 shares of Series B Convertible Preferred Stock, 103 shares of Series H Convertible Preferred Stock and 43 shares of non-voting Preferred Stock which are designated as Series G Convertible Preferred Stock. All issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable.

                  (c) AUTHORIZATION. The Company has all requisite corporate right, power, and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. All corporate action on the part of the Company, its directors and stockholders necessary for the authorization, execution, delivery and performance of this Agreement by the Company, the authorization, sale, issuance and delivery of the Shares and the performance of the Company's obligations hereunder has been taken. This Agreement (including all Exhibits annexed hereto) has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy as they may apply to the indemnification provisions set forth in Section 4(d) of this Agreement. Upon their issuance and delivery pursuant to this Agreement, the Shares will be validly issued, fully paid and nonassessable and will be free of any liens or encumbrances; provided, however, that the Shares are subject to restrictions on transfer under state and/or federal securities laws. The issuance and sale of the Shares will not give rise to any preemptive right or right of first refusal or right of participation on behalf of any person.

                  (d) NO CONFLICT. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation of, or default, or give rise to a right of termination, cancellation or acceleration of any material obligation or to a loss of a material benefit, under, any provision of the Articles of Incorporation, and any amendments thereto, Bylaws, Stockholders Agreements and any amendments thereto of the Company or any material mortgage, indenture, lease or other agreement or instrument, permit, concession, franchise, license, judgment, order, decree statute, law, ordinance, rule or regulation applicable to the Company, its properties or assets and which would have a material adverse effect on the Company's business and financial condition.

                  (e) NO UNDISCLOSED LIABILITIES OR EVENTS. The Company has no liabilities or obligations other than those disclosed in the Form 10-KSB, Form 10-QSBs, Form 8-K, Proxy Statement and registration statements filed by the Company for a period of at least twelve (12) months immediately preceding this offer (the "REPORTS"), this Agreement or those incurred in the ordinary course of the Company's business since January 1, 1998, and which individually or in the aggregate, do not or would not have a material adverse effect on the properties, business, condition (financial or otherwise), results of operations or prospects of the Company. No event or circumstance has occurred or exists with respect to the Company or its properties, business, condition (financial or otherwise), results of operations or prospects, which, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed.

                  (f) NO DEFAULT. The Company is not in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust or other material instrument or agreement to which it is a party or by which it is or its property is bound, and neither the execution, nor the delivery by the Company, nor the performance by the Company of its obligations under this Agreement or the transaction documents, including the conversion provision of the Preferred Stock, will conflict with or result in the breach or violation of any of the terms or provisions of, or constitute a default or result in the creation or imposition of any lien or charge on any assets or properties of the Company under, any material indenture, mortgage, deed of trust or other material agreement applicable to the Company or instrument to which the Company is a party or by which it is bound or any statute or the Memorandum or Articles of the Company, or any decree, judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or its properties, or the Company's listing agreement for its Common Stock.

                  (g) ABSENCE OF EVENTS OF DEFAULT. Except as set forth in the Reports and this Agreement, no Event of Default, as defined in the respective agreement to which the Company is a party, and no event which, with the giving of notice or the passage of time or both, would become an Event of Default (as so defined), has occurred and is continuing, which would have a material adverse effect on the Company's business, properties, prospects, condition (financial or otherwise) or results of operations.

                  (h) GOVERNMENTAL CONSENT, ETC. No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement, or the offer, sale or issuance of the Shares, or the consummation of any other transaction contemplated hereby.

                  (i) INTELLECTUAL PROPERTY RIGHTS. Except as disclosed in the Reports, the Company has sufficient trademarks, trade names, patent rights, copyrights and licenses to conduct its business as presently conducted in the Reports. To the Company's knowledge, neither the Company nor its products is infringing or will infringe any trademark, trade name, patent right, copyright, license, trade secret or other similar right of others currently in existence; and there is no claim being made against the Company regarding any trademark, trade name, patent, copyright, license, trade secret or other intellectual property right which could have a material adverse effect on the business or financial condition of the Company.

                  (j) MATERIAL CONTRACTS. Except as set forth in the Reports, the agreements to which the Company is a party described in the Reports are valid agreements, in full force and effect the Company is not in material breach or material default under any of such agreements.

                  (k) LITIGATION. Except as disclosed in the Reports, there is no action, proceeding or investigation pending, or to the Company's knowledge threatened, against the Company which might result, either individually or in the aggregate, in any material adverse change in the business, prospects, conditions, affairs or operations of the Company. The Company is not a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality.

                  (l) TITLE TO ASSETS. Except as set forth in Reports, the Company has good and marketable title to all properties and material assets described in the Reports as owned by it, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest other than such as are not material to the business of the Company.

                  (m) SUBSIDIARIES. Except as disclosed in the Reports, the Company does not presently own or control, directly or indirectly, any interest in any other corporation, partnership, association or other business entity.

                  (n) REQUIRED GOVERNMENTAL PERMITS. The Company is in possession of and operating in compliance with all authorizations, licenses, certificates, consents, orders and permits from state, federal and other regulatory authorities which are material to the conduct of its business, all of which are valid and in full force and effect.

                  (o) LISTING. The Company will maintain the listing of its Common Stock on the OTC Bulletin Board or other organized United States market or Quotation system. The Company has not received any notice, oral or written, regarding continued listing and, as long as the Debentures are outstanding, the Company will take no action, which would impact their continued listing or eligibility of the Company for such listing.

                  (p) OTHER OUTSTANDING SECURITIES/FINANCING RESTRICTIONS. Other than warrants and options to acquire shares of Common Stock as disclosed in the Reports, options issued to certain employees in January, 1998 pursuant to the Company's stock option plan, and an aggregate of 750,000 options recently issued to the Company's officers and directors, and except as disclosed in the reports there are no other outstanding securities, debt or equity presently convertible into Common Stock. Except as disclosed in the Reports, the Company has no outstanding restricted shares, or shares of Common Stock sold under Regulation S, Regulation D or outstanding under any other exemption from registration, which are available for sale as unrestricted ("free trading") stock.

                  (q) USE OF PROCEEDS. The Company represents that the net proceeds from this offering will be used for working capital.

                  (r) ACCURACY OF REPORTS AND INFORMATION. The Company is in full compliance, to the extent applicable, with all reporting obligations under either Section 12(b), 12(g) or 15(d) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and shall maintain such status on a timely basis. The Company has registered its Common Stock pursuant to Section 12 of the Exchange Act and the Common Stock trades on the OTC Bulletin Board.

                  (s) FURTHER REPRESENTATIONS AND WARRANTIES OF THE COMPANY. For so long as any Securities held by any of the Subscribers and the Placement Agent remain outstanding, the Company acknowledges, represents, warrants and agrees as follows:

                           (i) It will use its best efforts to maintain the listing of its Common Stock on the OTC Bulletin Board or other organized United States market or quotron systems.

                           (ii) It will permit the Subscribers to exercise its right to convert the Preferred Stock by telecopying an executed and completed Notice of Conversion to the Company and delivering the original Notice of Conversion and the certificate representing the Preferred Stock to the Company by express courier. Each business date on which a Notice of Conversion is telecopied to and received by the Company in accordance with the provisions hereof shall be deemed a conversion date. The Company will transmit the certificates representing shares of Common Stock issuable upon conversion of any Preferred Stock (together with the certificates representing the Preferred Stock not so converted) to the Subscriber via express courier, by electronic transfer or otherwise within five business days after the conversion date if the Company has received the original Notice of Conversion and Preferred Stock certificate being so converted by such date. In addition to any other remedies which may be available to the Subscriber, in the event that the Company fails for any reason to effect delivery of such shares of Common Stock within five business days from the date of delivery of the Preferred Stock and original Notice of Conversion, the Subscriber will be entitled to revoke the relevant Notice of conversion by delivering a notice to such effect to the Company whereupon the Company and the Subscriber shall each be restored to their respective positions immediately prior to delivery of such Notice of Conversion. Liquidated damages under this Section 3(ii) shall continue to run from the sixth (6th) business day from the original Conversion Date up until the time that the Notice of Conversion is revoked or the Common Stock has been delivered, at which time liquidated damages shall cease. The Notice of Conversion and Preferred Stock representing the portion of the Shares converted shall be delivered as follows:

                  To the Company:

                                    Imaging Diagnostic Systems, Inc.
                                    6531 NW 18th Court
                                    Plantation, FL  33313
                                    Fax: (954) 581-0555

                  In the event that the Common Stock issuable upon conversion of the Preferred Stock is not delivered within seven (7) business days of receipt by the Company of a valid Conversion Notice and the Preferred Stock to be converted (such date of receipt referred to as the "CONVERSION DATE"), the Company shall pay to the Purchaser, in immediately available funds, upon demand, as liquidated damages for such failure and not as a penalty, for each $100,000 of Preferred Stock sought to be converted, $500 for each of the first ten (10) days and $1,000 per day thereafter that the Conversion Shares are not delivered, which liquidated damages shall run from the eighth (8th) business day after the Conversion Date. Any and all payments required pursuant to this paragraph shall be payable only in shares of Common Stock and not in cash. The number of such shares shall be determined by dividing the total sum payable by the Conversion Price.

                  (u) SEC FILINGS/FULL DISCLOSURE. For a period of at least twelve (12) months immediately preceding this offer and sale, none of the Company's filings with the Securities and Exchange Commission contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading. The Company has timely filed all requisite forms, reports and exhibits thereto with the Securities and Exchange Commission.

                  (v) FULL DISCLOSURE. There is no fact known to the Company (other than general economic conditions known to the public generally) that has not been disclosed in writing to the Subscriber or the Placement Agent that (i) could reasonably be expected to have a material adverse effect on the condition (financial or otherwise) or in the earnings, business affairs, business prospects, properties or assets of the Company, or (ii) could reasonably be expected to materially and adversely affect the ability of the Company to perform its obligations pursuant to this Agreement.

                  (w) OPINION OF COUNSEL. Purchaser shall, upon purchase of the Shares, receive an opinion letter from counsel to the Company, and the Company represents that it will immediately obtain such an opinion from counsel to the satisfaction of the Transfer Agent, to the effect that:

                           (i) The Company is incorporated and validly existing in the jurisdiction of its incorporation. The Company and/or its subsidiaries are duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions where the Company and/or its subsidiaries owns or leases properties, maintains employees or conducts business, except for jurisdictions in which the failure to so qualify would not have a material adverse effect on the Company, and has all requisite corporate power and authority to own its properties and conducts its business.

                           (ii) There is no action, proceeding, or investigation pending, or to such counsel's knowledge, threatened against the Company, which might result, either individually or in the aggregate, in any material adverse change in the business or financial condition of the Company.

                           (iii) To counsel's knowledge, the Company is not a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality.

                           (iv) To counsel's knowledge, there is no action, suit, proceeding or investigation by the Company currently pending.

                           (v) The Preferred Stock, which shall be issued at the closing, will be duly authorized and validly issued under the laws of the Company's State of Incorporation.

                           (vi) The Subscription Agreement (including all Exhibits annexed thereto), the issuance of the Shares and the issuance of Common Stock, upon conversion of the Shares, have been duly approved by all required corporate action and that all such securities, upon delivery, shall be validly issued and outstanding, fully paid and nonassessable

                           (vii) The issuance of the Shares will not violate the applicable listing agreement between the Company and any securities exchange or market on which the Company's securities are listed.

                           (viii) Assuming the accuracy of the representation and warranties of the Company and the Purchaser set forth in this Subscription Agreement, the offer, issuance and sale of the Convertible Preferred Stock and Conversion Shares to be issued upon exercise to the Purchaser pursuant to this Purchase Agreement are exempt from the registration requirements of the Securities Act.

                  (ix) As of February 28, 1999 the authorized capital stock of the Company consists of 100,000,000 shares of Common Stock, no par value per share, of which 39,381,401 are outstanding, 20,000,000 shares of non-voting Preferred Stock, no par value, of which the only shares of non-voting Preferred Stock outstanding as of February 28, 1999 are as follows: 450 shares of Series B Convertible Preferred Stock, 103 shares of Series H Convertible Preferred Stock and 43 shares of non-voting Preferred Stock which are designated as Series G Convertible Preferred Stock. All issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable.

                           (x) The Common Stock is registered pursuant to
         Section 12(b) or Section 12(g) of the Securities Exchange Act of 1934, as amended, and the Company has timely filed all the material required to be filed pursuant to Sections 13(a) or 15(d) of such Act for a period of at least twelve months preceding the date hereof.

                           (xi) The Company has the requisite corporate power and authority to enter into the Agreements and to sell and deliver the Securities and the Common Stock to be issued upon the conversion of the Securities as described in the Agreements; each of the Agreements has been duly and validly authorized by all necessary corporate action by the Company to our knowledge, no approval of any governmental or other body is required for the execution and delivery of each of the Agreements by the Company or the consummation of the transactions contemplated thereby; each of the Agreements has been duly and validly executed and delivered by and on behalf of the Company, and is a valid and binding agreement of the Company, enforceable in accordance with its terms, except as enforceability may be limited by general equitable principles, bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws affecting creditors rights generally, and except as to compliance with federal, state and foreign securities laws, as to which no opinion is expressed.

                           (xii) To the best of our knowledge, after due inquiry, the execution, delivery and performance of the Agreements by the Company and the performance of its obligations thereunder do not and will not constitute a breach or violation of any of the terms and provisions of, or constitute a default under or conflict with or violate any provision of (i) the Company's Certificate of Incorporation or By-Laws, (ii) any indenture, mortgage, deed of trust, agreement or other instrument to which the Company is a party or by which it or any of its property is bound, (iii) any applicable statute or regulation,
         (iv) or any judgment, decree or other of any court or governmental body having jurisdiction over the Company or any of its property.

                  (x) OPINION OF COUNSEL. The Company will obtain for each of the Subscribers, and the Placement Agent, at the Company's expense, any and all opinions of counsel which may be required in order to convert, exercise or sell the Securities, including, but not limited to, obtaining for each of the Subscribers, at the Company's expense an opinion of counsel, subject only to receipt of a Notice of Conversion in the Form of Exhibit E, duly executed by the particular Subscriber which shall be satisfactory to the Transfer Agent, directing the Transfer Agent to remove the legend.

                  (y) MANDATORY CONVERSION. In the event the Shares have not been converted two (2) years from the Closing Date, the Shares shall automatically be converted as if the Purchaser voluntarily elected such conversion in accordance with the procedure, terms and conditions set forth in this Agreement.

                  (z) Acknowledgment of DILUTION. The Company is aware and acknowledges that conversion of the Preferred Stock and/or exercise of the Warrants could cause dilution to existing shareholders and could significantly increase the outstanding number of shares of Common Stock, and which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligation to shares of Common Stock in accordance with the Certificate of Designation and Warrants is unconditional and absolute regardless of the effect of any such dilution.

                  (aa) INSURANCE. The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company is engaged. The Company has no notice to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires, or obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operation, of the Company.

                  (bb) In the event a holder shall elect to convert any share or shares of Preferred Stock as provided herein, the Company cannot refuse conversion based on any claim that such holder or any one associated or affiliated with such holder has been engaged in any violation of law, unless an injunction form a court, on notice, restraining and or enjoining conversion of all or part of said shares of Preferred stock shall have been issued.

                  4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY, THE PLACEMENT AGENT, AND SUBSCRIBERS. Each of Subscribers, Placement Agent, and the Company, represent to the other the following with respect to itself:

                  (a) SUBSCRIPTION AGREEMENT. This Subscription Agreement has been duly authorized, validly executed and delivered on behalf of the Company, the Placement Agent, and each Subscriber, and is a valid and binding agreement in accordance with its terms, subject to general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors' rights generally.

                  (b) NON-CONTRAVENTION. The execution and delivery of the Subscription Agreement (including all Exhibits annexed hereto) and the consummation of the issuance of the Securities and the transaction contemplated by the Subscription Agreement do not and will not conflict with or result in a breach by the Company, the Placement Agent, or any Subscriber of any of the terms or provisions of, or constitute a default under, the articles of incorporation or by-laws of the Company, the Placement Agent, or any of the Subscribers, or any indenture, mortgage, deed of trust of other material agreement or instrument to which the Company, the Placement Agent, or any of the Subscribers is a party or by which it or any of its properties or assets are bound, or any existing applicable law, rule or regulation or any applicable decree, judgment or order of any court, Federal or State regulatory body, administrative agency or other governmental body having jurisdiction over the Company, and the Placement Agent, or any of the Subscribers or any of its properties or assets.

                  (c) APPROVALS. Neither the Company, the Placement Agent, nor any of the Subscribers is aware of any authorization, approval, or consent of any governmental body, which is legally required for the issuance, and sale of the Securities.

                  (d) INDEMNIFICATION. Each of the Company, the Placement Agent, and the Subscribers agrees to indemnify the other and to hold the other harmless from and against any and all losses, damages, liabilities, costs and expenses (including reasonable attorneys' fees) which the other may sustain or incur in connection with the breach by the indemnifying party of any representation, warranty or covenant made by it in this Agreement.

                  5. RESTRICTIONS ON CONVERSION OF PREFERRED STOCK. The Subscribers or any subsequent holder of the Preferred Stock (the "HOLDER") shall be prohibited from converting any portion of the Preferred Stock which would result in any Holder owning 4.99% or more of the then issued and outstanding Common Stock of the Company.

                  6. REDEMPTION. In the event the Registration Statement (as defined in the Registration Rights Agreement) is not declared effective on or before the 120th calendar day after the Closing Date (if such date is not a business day then the next business day immediately thereafter), and for so long as the Company has not received a Notice of Conversion for such shares, the Company must, repay, in whole, all shares of Preferred Stock then outstanding at the Redemption Price (as defined below). The Preferred Stock is redeemable as a series, in whole or in part, by the Company by providing written notice (the "REDEMPTION NOTICE") to the holder of the Preferred Stock via facsimile at his or her address as the same shall appear on the books of the Company (the Business Day between the hours of 9:00 a.m. and 5:00 Eastern Time, and date the Redemption Notice is received by the Holders via facsimile is defined to be the "REDEMPTION NOTICE DATE"). Within three business days after the Redemption Notice Date the Company shall make payment of the Redemption Price (as defined below) in immediately available funds to the Holder for the shares of Preferred Stock which are the subject of the Redemption Notice (such date of payment referred to as the "REDEMPTION DATE"). The "Redemption Price" shall be equal to 125% of the Stated Value of the shares of Preferred Stock which are subject to such Redemption Notice, plus all accrued but unpaid dividends on such shares. The Notice of Redemption shall set forth (i) the Redemption Date and the place fixed for redemption, (ii) the Redemption Price, and (iii) a statement that dividends on the shares of Preferred Stock to be redeemed will cease to accrue on such Redemption Date, and (iv) a statement of or reference to the conversion right set forth herein. Within three business days after the Notice of Redemption Date, the Company shall wire transfer the appropriate amount of funds to the holders of the Preferred Stock. The Holders shall send the shares of Preferred Stock being redeemed to the Company within three Business Days after they have received good funds for the Redemption Price of such shares.

                  Subject to the receipt by the Holders of the Preferred Stock being redeemed of the wire transfer of the Redemption Price as described in above, each share of Preferred Stock to be redeemed shall be automatically canceled and converted into a right to receive the Redemption Price, and all rights of the Preferred Stock, including the right to conversion shall cease without further action.

                  7. STOCK DELIVERY INSTRUCTIONS/LEGEND. The Preferred Stock Certificates shall be delivered to Escrow Agent on a delivery versus payment basis as set forth in the Escrow Agreement.

                  The Certificate or Certificates representing the Shares shall be subject to a legend restricting transfer under the Securities Act of 1933, such legend to be substantially as follows:

                   "THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). SUCH SECURITIES MAY NOT BE OFFERED OR SOLD OR TRANSFERRED IN THE UNITED STATES OR TO U.S. PERSONS IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT WHICH, EXCEPT IN THE CASE OF AN EXEMPTION UNDER SAID ACT."

                  8. CLOSING DATE. The date of the issuance and receipt of Securities and Purchase Price, as well as the satisfaction of the conditions set forth in Sections 9 and 10 herein (the "CLOSING DATE"), shall be mutually agreed upon as to time and place. Both parties agree and acknowledge that time is of the essence concerning the closing of the deal.

                  9. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL. Each of the Subscribers understands that the Company's obligation to sell the Preferred Stock are conditioned upon:

                  (a) The receipt and acceptance by the Company of this Subscription Agreement and all Exhibits thereto by an authorized officer; and

                  (b) Delivery into escrow by Subscribers of good funds as payment in full for the purchase of the Securities, as well as copies of executed stock powers which originals shall be forwarded immediately to Escrow Agent; and

                  (c) All representations and warranties of the Subscribers shall remain true and correct as of the Closing Date.

                  10. CONDITIONS TO SUBSCRIBER'S OBLIGATION TO PURCHASE. The Company understands that Subscriber's obligation to purchase the Preferred Stock is conditioned upon:

                  (a) Acceptance by Subscribers of a satisfactory Subscription Agreement and all Exhibits hereto for the sale of the Securities;

                  (b) Delivery of the original Preferred Stock and Warrants as described herein;

                  (c) All representations and warranties of the Company shall remain true and correct as of the Closing Date;

                  (d) The Company shall have obtained all permits and qualifications required by any state for the offer and sale of the Preferred Stock and the Warrants, or shall have the availability of exemptions therefrom;

                  (e) the sale and issuance of the Preferred Stock and Warrants, and the proposed issuance of the shares of Common Stock underlying the Preferred Stock and Warrants shall be legally permitted by all laws and regulations to which the Investors and the Company are subject; and all duly executed Exhibits hereto for the sale of the Securities;

                  (f) Receipt of opinion of counsel; and

                  (g) Written proof that the Certificate of Designation for the Preferred Stock has been filed with the Secretary of State for the State of Florida.

                  (h) the Company shall not be in default of any material covenant, representation, and/or warranty contained in this Agreement or any Exhibit annexed hereto; and

                  (i) payment of all fees as set forth in below and the Escrow Agreement.

                  11. MISCELLANEOUS.

                  (a) This Agreement will be construed and enforced in accordance with and governed by the laws of the State of Florida, except for matters arising under the Act, without reference to principles of conflicts of law. The party who initiates legal action shall choose the jurisdiction of the federal courts or the state courts in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on FORUM NON CONVENIENS, to the bringing of any such proceeding in such jurisdictions. Each party waives its right to a trial by jury. Each party hereby agrees that if another party to this Agreement obtains a judgment against it in such a proceeding, the party which obtained such judgment may enforce same by summary judgment in the courts of any country having jurisdiction over the party against whom such judgment was obtained, and each party hereby waives any defenses available to it under local law and agrees to the enforcement of such a judgment. Each party to this Agreement irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law.

                  (b) If for any reason the transactions contemplated by this Agreement are not consummated, each of the parties hereto shall keep confidential any information obtained from any other party (except information publicly available or in such party's domain prior to the date hereof, and except as required by court order) and shall promptly return to the other parties all schedules, documents, instruments, work papers or other written information, without retaining copies thereof, previously furnished by it as a result of this Agreement or in connection herewith.

                  (c) In lieu of the original, a facsimile transmission or copy of the original shall be as effective and enforceable as the original. This Agreement may be executed in counterparts which shall be considered an original document and which together shall be considered a complete document.

                  (d) This Agreement and Exhibits hereto constitute the entire agreement between the Subscriber and the Company with respect to the subject matter hereof. This Agreement may be amended only by a writing executed by both of them.

                  (e) Each of the Subscribers, and the Placement Agent, represents to the Company that the representations and warranties of each of the Subscribers and the Placement Agent, contained herein are complete and accurate and may be relied upon by the Company in determining the availability of an exemption from registration under federal and state securities laws in connection with a private offering of securities.

                  (f) In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

                  (g) Each of the Company and the Subscribers agrees to keep confidential and not to disclose to or use for the benefit of any third party the terms of this Agreement or any other information which at any time is communicated by the other party as being confidential without the prior written approval of the other party; provided, however, that this provision shall not apply to information which, at the time of disclosure, is already part of the public domain (except by breach of this Agreement) and information which is required to be disclosed by law.

                  (h) Each of the parties shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby, except that the Company shall pay $5,000 administrative, legal and escrow fees pursuant to the Escrow Agent and, the number of shares of Preferred Stock equal to seven and one half (7.5%) percent of the total number of shares of Preferred Stock issued to the Subscribers, and a Warrant to purchase 65,625 shares of Common Stock as Placement Agent Fees.

                  (i) Deleted

                  IN WITNESS WHEREOF, this Subscription Agreement was duly executed on the date first written below.

Agreed to and Accepted as of the
16th day of March, 1999

IMAGING DIAGNOSTIC SYSTEMS, INC.

By:____________________________
     Linda B. Grable, President              AMRO INTERNATIONAL, S.A.,
                                                 Purchaser

                                                 By:___________________________


                                                 NESHER INC., Purchaser

                                                 By:___________________________


                                                 HEWLETT FUND, Purchaser

                                                 By:___________________________


                                                 GUARANTY & FINANCE LTD.,
                                                 Purchaser

                                                 By:___________________________


                                                 LIBRA FINANCE SA,
                                                 Placement Agent

                                                 By:___________________________


                                                 SETTONDOWN CAPITAL INTER-
                                                 NATIONAL, LTD.
                                                 Placement Agent

                                                 By:___________________________
                                                       Anthony L.M. Inder Riden

                                   SCHEDULE A


1.       AMRO INTERNATIONAL, S.A.
         c/o Ultra Finanz
         Grossmunsterplatz 6
                  Zurich CH 8022, SwitzerlandFacsimile:       011-411-262-5515
         Attention:        H.U. Bachofen, Director
         Investment Amount: $150,000
         No. of Shares of Preferred Stock:  15
         No. of shares of Common Stock
                  underlying Warrant:  32,175

2.       NESHER INC.
         Telephone:
         Facsimile:        011-441-71-201-4800
         Attention:
         Investment Amount: $75,000
         No. of Shares of Preferred Stock:  7.5
         No. of shares of Common Stock
                  underlying Warrant:  16,050

3.       HEWLETT FUND
         20 Adele Road
         Cedarhurst, New York 11516
         Telephone: (516) 371-0199
         Facsimile: (516) 371-0125
         Attention: Jennifer Spinner
         Investment Amount: $50,000
         No. of Shares of Preferred Stock:  5
         No. of shares of Common Stock
         underlying Warrant:  10,725

4.       GUARANTY & FINANCE LTD.
         Telephone:
         Facsimile:
         Attention:
         Investment Amount: $75,000
         No. of Shares of Preferred Stock:  7.5
         No. of shares of Common Stock
         underlying Warrant: 16,050

                                    EXHIBIT B

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THIS WARRANT SHALL NOT CONSTITUTE AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL. THE SECURITIES ARE "RESTRICTED" AND MAY NOT BE RESOLD OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE Act PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.


                          COMMON STOCK PURCHASE WARRANT

                  To Purchase ______ Shares of Common Stock of

                        IMAGING DIAGNOSTIC SYSTEMS, INC.


                  THIS CERTIFIES that, for value received, _________ (the "INVESTOR"), is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time on or after March 16, 1999, and on or prior to March 16, 2001 (the "TERMINATION DATE") but not thereafter, to subscribe for and purchase from IMAGING DIAGNOSTIC SYSTEMS, INC., a Florida corporation (the "COMPANY"), _________ (______) shares of Common Stock (the "WARRANT SHARES"). The purchase price of one share of Common Stock (the "EXERCISE PRICE") under this Warrant shall be equal to $.50. The Exercise Price and the number of shares for which the Warrant is exercisable shall be subject to adjustment as provided herein. This Warrant is being issued in connection with the Convertible Preferred Subscription Agreement dated as of March 16, 1999, in the aggregate amount of Three Hundred Fifty Thousand ($350,000) Dollars (the "AGREEMENT") between the Company and Investor and is subject to its terms. In the event of any conflict between the terms of this Warrant and the Agreement, the Agreement shall control.

                  1. TITLE OF WARRANT. Prior to the expiration hereof and subject to compliance with applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed.

                  2. AUTHORIZATION OF SHARES. The Company covenants that all shares of Common Stock which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

                  3. EXERCISE OF WARRANT. Exercise of the purchase rights represented by this Warrant may be made at any time or times, in whole, before the close of business on the Termination Date, or such earlier date on which this Warrant may terminate as provided in paragraph 11 below, by the surrender of this Warrant and the Subscription Form annexed hereto duly executed, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company) and upon payment of the Exercise Price of the shares thereby purchased; whereupon the holder of this Warrant shall be entitled to receive a certificate for the number of shares of Common Stock so purchased. Certificates for shares purchased hereunder shall be delivered to the holder hereof within five business days after the date on which this Warrant shall have been exercised as aforesaid. Payment of the Exercise Price of the shares may be by certified check or cashier's check or by wire transfer to an account designated by the Company in an amount equal to the Exercise Price multiplied by the number of shares being purchased.

                  4. NO FRACTIONAL SHARES OR SCRIP. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant.

                  5. CHARGES, TAXES AND EXPENSES. Issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the holder of this Warrant or in such name or names as may be directed by the holder of this Warrant; PROVIDED, HOWEVER, that in the event certificates for shares of Common Stock are to be issued in a name other than the name of the holder of this Warrant, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the holder hereof; and PROVIDED FURTHER, that upon any transfer involved in the issuance or delivery of any certificates for shares of Common Stock, the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

                  6. CLOSING OF BOOKS. The Company will at no time close its shareholder books or records in any manner which interferes with the timely exercise of this Warrant.

                  7. NO RIGHTS AS SHAREHOLDER UNTIL EXERCISE. This Warrant does not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company prior to the exercise thereof. If, however, at the time of the surrender of this Warrant and purchase the holder hereof shall be entitled to exercise this Warrant, the shares so purchased shall be and be deemed to be issued to such holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been exercised.

                  8. ASSIGNMENT AND TRANSFER OF WARRANT. This Warrant may be assigned by the surrender of this Warrant and the Assignment Form annexed hereto duly executed at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company); provided, however, that this Warrant may not be resold or otherwise transferred except (i) in a transaction registered under the Securities Act, or (ii) in a transaction pursuant to an exemption, if available, from such registration

                  9. LOSS, THEFT, DESTRUCTION OR MUTILATION OF WARRANT. The Company represents and warrants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant or stock certificate, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of this Warrant or stock certificate.

                  10. SATURDAYS, SUNDAYS, HOLIDAYS, ETC. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday.

                  11. EFFECT OF CERTAIN EVENTS.

                  (a) If at any time the Company proposes (i) to sell or otherwise convey all or substantially all of its assets or (ii) to effect a transaction (by merger or otherwise) in which more than 50% of the voting power of the Company is disposed of (collectively, a "SALE OR MERGER TRANSACTION"), in which the consideration to be received by the Company or its shareholders consists solely of cash, the Company shall give the holder of this Warrant thirty (30) days' notice of the proposed effective date of the transaction specifying that the Warrant shall terminate if the Warrant has not been exercised by the effective date of the transaction.

                  (b) In case the Company shall at any time effect a Sale or Merger Transaction in which the consideration to be received by the Company or its shareholders consists in part of consideration other than cash, the holder of this Warrant shall have the right thereafter to purchase, by exercise of this Warrant and payment of the aggregate Exercise Price in effect immediately prior to such action, the kind and amount of shares and other securities and property which it would have owned or have been entitled to receive after the happening of such transaction had this Warrant been exercised immediately prior thereto.

                  (c) REGISTRATION. The Company agrees to register the shares of Common Stock underlying this Warrant pursuant to the terms of the Agreement and the Registration Rights Agreement dated March 16, 1999. In addition to the foregoing, the Holder of this Warrant shall have the right to include all of the shares of Common Stock underlying this Warrant (the "REGISTRABLE SECURITIES") as part of any registration of securities filed by the Company (other than in connection with a transaction contemplated by Rule 145(a) promulgated under the Act or pursuant to Form S-8) and must be notified in writing of such filing.

Holder shall have five (5) business days to notify the Company in writing as to whether the Company is to include Holder or not include Holder as part of the registration; PROVIDED, HOWEVER, that if any registration pursuant to this Section shall be underwritten, in whole or in part, the Company may require that the Registrable Securities requested for inclusion pursuant to this Section be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. If in the good faith judgment of the underwriter evidenced in writing of such offering only a limited number of Registrable Securities should be included in such offering, or no such shares should be included, the Holder, and all other selling stockholders, shall be limited to registering such proportion of their respective shares as shall equal the proportion that the number of shares of selling stockholders permitted to be registered by the underwriter in such offering bears to the total number of all shares then held by all selling stockholders desiring to participate in such offering. Those Registrable Securities which are excluded from an underwritten offering pursuant to the foregoing provisions of this Section (and all other Registrable Securities held by the selling stockholders) shall be withheld from the market by the Holders thereof for a period, not to exceed one hundred eighty
(180) days, which the underwriter may reasonably determine is necessary in order to effect such underwritten offering.

                  12. ADJUSTMENTS OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following.

                  In case the Company shall (i) declare or pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the holder of this Warrant shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which he would have owned or have been entitled to receive had such Warrant been exercised in advance thereof. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

                  13. VOLUNTARY ADJUSTMENT BY THE COMPANY. The Company may at its warrant, at any time during the term of this Warrant, reduce the then current Exchange Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

                  14. NOTICE OF ADJUSTMENT. Whenever the number of Warrant shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall promptly mail by registered or certified mail, return receipt requested, to the holder of this Warrant notice of such adjustment or adjustments setting forth the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth computation by which such adjustment was made. Such notice, in absence of manifest error, shall be conclusive evidence of the correctness of such adjustment.

                  15. AUTHORIZED SHARES. The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of the Company's Common Stock upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the OTC Bulletin Board or any domestic securities exchange upon which the Common Stock may be listed.

                  16. INTENTIONALLY OMITTED.

                  17. MISCELLANEOUS.

                  (a) ISSUE DATE; JURISDICTION. The provisions of this Warrant shall be construed and shall be given effect in all respects as if it had been issued and delivered by the Company on the date hereof. This Warrant shall be binding upon any successors or assigns of the Company. This Warrant shall constitute a contract under the laws of Florida and for all purposes shall be construed in accordance with and governed by the laws of said state without regard to its conflict of law, principles or rules. The party who initiates legal action shall choose the jurisdiction of the federal courts or the state courts in connection with any dispute arising under this Agreement and hereby waives, to the maximum permitted by law, any objection, including any objection based on FORUM NON CONVENIENS, to the bringing of any such proceeding in such jurisdictions. Each party waives its right to a trial by jury.

                  (b) RESTRICTIONS. The holder hereof acknowledges that the Common Stock acquired upon the exercise of this Warrant, if not registered, may have restrictions upon its resale imposed by state and federal securities laws.

                  (c) MODIFICATION AND WAIVER. This Warrant and any provisions hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

                  (d) NOTICES. Any notice, request or other document required or permitted to be given or delivered to the holders hereof of the Company shall be delivered or shall be sent by certified or registered mail, postage prepaid, to each such holder at its address as shown on the books of the Company or to the Company at the address set forth in the Agreement.

                  IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officers thereunto duly authorized.

Dated:  March 16, 1999
                                        IMAGING DIAGNOSTIC SYSTEMS, INC.



                                        By: __________________________________
                                                 Linda B.  Grable, President

                               NOTICE OF EXERCISE
                               ------------------



To:      IMAGING DIAGNOSTIC SYSTEMS, INC.


                  (1) The undersigned hereby elects to purchase ________ shares of Common Stock of IMAGING DIAGNOSTIC SYSTEMS, INC. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.

                  (2) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

                           -------------------------------
                           (Name)

                           -------------------------------
                           (Address)
                           -------------------------------




Dated:________________________


                                     ------------------------------
                                     Signature

                                 ASSIGNMENT FORM
                                 ---------------

                    (To assign the foregoing warrant, execute
                   this form and supply required information.
                    Do not use this form to purchase shares.)



                  FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

_______________________________________________ whose address is

---------------------------------------------------------------.



---------------------------------------------------------------

                                                 Dated: ________________________

                           Holder's Signature:       ___________________________

                           Holder's Address:____________________________________

                                                     ---------------------------



Signature Guaranteed:  ___________________________________________




NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in an fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

                                    EXHIBIT C
                                ESCROW AGREEMENT

                  THIS AGREEMENT is made as of the 16th day of March, 1999 by and between IMAGING DIAGNOSTIC SYSTEMS, INC., with its principal office at 6531 NW 18th Court, Plantation, Florida 33313 (hereinafter the "COMPANY"), SETTONDOWN CAPITAL INTERNATIONAL LTD. and LIBRA FINANCE SA (collectively the "PLACEMENT AGENT"), and the entities listed on Schedule A (hereinafter referred to collectively as the "PURCHASER" or "PURCHASERS") and GOLDSTEIN, GOLDSTEIN & REIS, LLP, 65 Broadway, 10th Fl., New York, NY 10006 (hereinafter the "ESCROW AGENT").

                              W I T N E S S E T H:

                  WHEREAS, pursuant to the Convertible Preferred Subscription Agreement dated March 16, 1999 (the "AGREEMENT"), Purchasers will be purchasing Preferred Stock and Warrants (referred to as the "SECURITIES") of the Company at a purchase price as set forth in the Securities Subscription Agreement, signed by the Company and Purchasers; and

                  WHEREAS, the Company shall issue to the Placement Agent, in return for services rendered (in addition to fees set forth in the below), the number of shares of Preferred Stock equal to seven and one half (7.5%) percent of the number of shares of Preferred Stock issued to the Purchaser pursuant to the terms of the Subscription Agreement, and a Warrant to purchase sixty five thousand six hundred twenty five (65,625) shares of Common Stock; and

                  WHEREAS, the Company has requested that the Escrow Agent hold the funds of Purchasers in escrow until the Escrow Agent has received the Securities and had the opportunity to speak with the Company to confirm their issuance. The Escrow Agent will then immediately wire transfer or otherwise deliver at the Company's direction immediately available funds to the Company (less the fees provided for below) or the Company's account and arrange for delivery of the Securities to Purchasers and Placement Agent, per their written instructions.

                  NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:

                                    ARTICLE 1
                                    ---------

                            TERMS OF THE CASH ESCROW
                            ------------------------

                  1.1 The parties hereby agree to establish an escrow account with the Escrow Agent whereby the Escrow Agent shall hold the funds for the purchase of the Securities.


                  1.2 Upon Escrow Agent's receipt of funds into his attorney trustee account, he shall notify the Company, or the Company's designated attorney or agent, of the amount of funds he has received into his account.

                  1.3 The Company, upon receipt of said notice and acceptance of Purchasers' and Placement Agent's Subscription Agreement, as evidenced by the Company's execution thereof, shall deliver to Escrow Agent the Securities being purchased.

                  1.4 The Company will furnish Escrow Agent with a "net letter" directing payment of $5,000 to be paid to the Escrow Agent. The net balance shall be payable to the Company. Once the funds have been received per the Company's instructions, the Escrow Agent shall then arrange to have the Securities delivered as per instructions from each of the Purchasers, and the Placement Agent.

                  1.5 This Agreement may be altered or amended only with the consent of all of the parties hereto. Should the Company attempt to change this Agreement in a manner, which, in the Escrow Agent's discretion, shall be undesirable, the Escrow Agent may resign as Escrow Agent by notifying the Company and the Purchasers in writing. In the case of the Escrow Agent's resignation or removal, his only duty, until receipt of notice from the Company and the Purchasers or its agent that a successor escrow agent shall have been appointed, shall be to hold and preserve the Securities and/or funds. Upon receipt by the Escrow Agent of said notice from the Company and the Purchasers of the appointment of a successor escrow agent, the name of a successor escrow account and a direction to transfer the Securities and/or funds, the Escrow Agent shall promptly thereafter transfer all of the Securities and/or funds held in escrow to said successor escrow agent. Immediately after said transfer of Securities, the Escrow Agent shall furnish the Company and the Purchasers with proof of such transfer. The Escrow Agent is authorized to disregard any notices, requests, instructions or demands received by it from the Company or the Purchasers after notice of resignation or removal shall have been given, unless the same shall be the aforementioned notice from the Company and the Purchaser to transfer the Securities and funds to a successor escrow agent or to return same to the respective parties.

                  1.6 The Escrow Agent shall be reimbursed by the Company and the Purchasers for any reasonable expenses incurred in the event there is a conflict between the parties and the Escrow Agent shall deem it necessary to retain counsel.

                  1.7 The Escrow Agent shall not be liable for any action taken or omitted by him in good faith in accordance with the advice of the Escrow Agent's counsel; and in no event shall the Escrow Agent be liable or responsible except for the Escrow Agent's own gross negligence or willful misconduct.

                  1.8 The Company and the Purchasers warrant to and agree with the Escrow Agent that, unless otherwise expressly set forth in this Agreement:

                  (i) there is no security interest in the Securities or any part thereof;

                  (ii) no financing statement under the Uniform Commercial Code is on file in any jurisdiction claiming a security interest or in describing (whether specifically or generally) the Securities or any part thereof; and

                  (iii) the Escrow Agent shall have no responsibility at any time to ascertain whether or not any security interest exists in the Securities or any part thereof or to file any financing statement under the Uniform Commercial Code with respect to the Securities or any part thereof.

                  1.9 The Escrow Agent has no liability hereunder to either party other than to hold the Securities and funds and to deliver them under the terms hereof. Each party hereto agrees to indemnify and hold harmless the Escrow Agent from and with respect to any suits, claims, actions or liabilities arising in any way out of this transaction including the obligation to defend any legal action brought which in any way arises out of or is related to this Escrow.

                                    ARTICLE 2
                                    ---------

                                  MISCELLANEOUS
                                  -------------

                  2.1 No waiver or any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed any extension of the time for performance of any other obligation or act.

                  2.2 All notices or other communications required or permitted hereunder shall be in writing, and shall be sent by fax, overnight courier, registered or certified mail, postage prepaid, return receipt requested, and shall be deemed received upon receipt thereof, as follows:

                  (i)      Imaging Diagnostic Systems, Inc.
                           6531 NW 18th Court
                           Plantation, FL  33313
                           Attention:  Rebecca J. Del Medico, Esq.
                           Telephone: (954) 581-0555
                           Facsimile: (954) 581-0555

                  (ii)     The Goldstein Law Group, P.C.
                           65 Broadway
                           New York, NY  10006
                           Attention: Scott H. Goldstein, Esq.
                           Telephone:  (212) 809-4220
                           Facsimile:  (212) 809-4228

                  (iii) To the Purchasers at their respective addresses listed on Schedule A.

                  (iv)     Settondown Capital International Ltd.
                           Charlotte House, Charlotte Street
                           P.O. Box N. 9204
                           Nassau, Bahamas
                           Attention: Anthony L. M. Inder Riden
                           Telephone: (242) 325-1033
                           Facsimile: (242) 323-7918

                  2.3 This Agreement shall be binding upon and shall inure to the benefit of the permitted successors and assigns of the parties hereto.

                  2.4 This Agreement is the final expression of, and contains the entire Agreement between, the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto. This Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the parties to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein.

                  2.5 Whenever required by the context of this Agreement, the singular shall include the plural and masculine shall include the feminine. This Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if both parties had prepared the same. Unless otherwise indicated, all references to Articles are to this Agreement.

                  2.6 The Company acknowledges and confirms that it is not being represented in a legal capacity by The Goldstein Law Group, P.C. and it has had the opportunity to consult with its own legal advisors prior to the signing of this Agreement.

                  2.7 This Agreement will be construed and enforced in accordance with and governed by the laws of the State of Florida, except for matters arising under the Act, without reference to principles of conflicts of law. The party who initiates legal action shall choose the jurisdiction of the federal courts or the state courts in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on FORUM NON CONVENIENS, to the bringing of any such proceeding in such jurisdictions. Each party waives its right to a trial by jury. Each party hereby agrees that if another party to this Agreement obtains a judgment against it in such a proceeding, the party which obtained such judgment may enforce same by summary judgment in the courts of any country having jurisdiction over the party against whom such judgment was obtained, and each party hereby waives any defenses available to it under local law and agrees to the enforcement of such a judgment. Each party to this Agreement irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law.

                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of the date first written above.

IMAGING DIAGNOSTIC SYSTEMS, INC.

By: ________________________
         Linda Grable, President

                                   AMRO INTERNATIONAL, S.A., Purchaser

                                   By: ___________________________


                                   NESHER INC., Purchaser

                                   By: ___________________________


                                           HEWLETT FUND,      Purchaser

                                   By: ___________________________


                                   GUARANTY & FINANCE LTD.,  Purchaser

                                   By: ___________________________


                                   LIBRA FINANCE SA, Placement Agent

                                   By: ___________________________


                                   SETTONDOWN CAPITAL INTERNATIONAL, LTD.
                                            Placement Agent

                                   By: ___________________________
                                            Anthony L.M. Inder Riden

                                   THE GOLDSTEINLAW GROUP, P.C., Escrow Agent

                                   By: ______________________________
                                               Scott H. Goldstein

                                    EXHIBIT D

                          REGISTRATION RIGHTS AGREEMENT

                  THIS REGISTRATION RIGHTS AGREEMENT, dated as of the 16th day of March, 1999, between Settondown Capital International Ltd. and LIBRA FINANCE SA (collectively the "PLACEMENT AGENT"), located at Charlotte House, Charlotte Street, P.O. Box N. 9204, Nassau, Bahamas, the entities listed on Schedule A (the "HOLDER" or "Holders") issued pursuant to a Convertible Preferred Subscription Agreement of even date herewith, and IMAGING DIAGNOSTIC SYSTEMS, INC., a Florida corporation having its principal place of business at 6531 NW 18th Court, Plantation, FL 33313 (the "COMPANY").

                  WHEREAS, simultaneously with the execution and delivery of this Agreement, the Holders are purchasing from the Company, pursuant to a Convertible Preferred Subscription Agreement dated the date hereof (the "AGREEMENT"), Three Hundred Fifty Thousand ($350,000) Dollars principal amount of Preferred Stock and Warrants (hereinafter referred to as the "STOCK" or "SECURITIES" of Imaging Diagnostic Systems, Inc.); and

                  WHEREAS, the Company shall issue to the Placement Agent, in return for services rendered (in addition to fees set forth in the Escrow Agreement), the number of shares of Preferred Stock equal to seven and one half (7.5%) percent of the number of shares of Preferred Stock issued to the Holders pursuant to the terms of the Subscription Agreement, the Company's Warrant to purchase sixty five thousand six hundred twenty five (65,625) shares of Common Stock; and

                  WHEREAS, the Company desires to grant to the Holders, and the Placement Agent, the registration rights set forth herein with respect to the Securities.

                  NOW, THEREFORE, the parties hereto mutually agree as follows:

                  Section 1. REGISTRABLE SECURITIES. As used herein, the term "REGISTRABLE SECURITY" means the Common Stock underlying the Preferred Stock and the Common Stock underlying the Warrants; provided, however, that with respect to any particular Registrable Security, such security shall cease to be a Registrable Security when, as of the date of determination, (i) it has been effectively registered under the Securities Act of 1933, as amended (the "SECURITIES ACT") and disposed of pursuant thereto, (ii) registration under the Securities Act is no longer required for the immediate public distribution of such security as a result of the provisions of Rule 144, or (iii) it has ceased to be outstanding. The term "REGISTRABLE SECURITIES" means any and/or all of the securities falling within the foregoing definition of a "Registrable Security." In the event of any merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Common Stock, such adjustment shall be made in the definition of "Registrable Security" as is appropriate in order to prevent any dilution or enlargement of the rights granted pursuant to this Section 1.

                  Section 2. RESTRICTIONS ON TRANSFER. The Holders and the Placement Agent, acknowledge and understand that prior to the registration of the Securities as provided herein, the Securities are "restricted securities" as defined in Rule 144 promulgated under the Act. The Holders and the Placement Agent, understand that no disposition or transfer of the Securities may be made by Holders or the Placement Agent, in the absence of (i) an opinion of counsel reasonably satisfactory to the Company that such transfer may be made or (ii) a registration statement under the Securities Act is then in effect with respect thereto.

                  Section 3.   REGISTRATION RIGHTS.

                  (a) The Company agrees that it will prepare and file a registration statement on Form S-2 (the "REGISTRATION STATEMENT") with the Securities and Exchange Commission ("SEC"), as soon as possible after the Closing Date but in no event later than fourteen calendar (14) calendar days after the Closing Date, at the sole expense of the Company (except as provided in Section 3(c) hereof), in respect of all holders of Registrable Securities, so as to permit a public offering and sale of the Registrable Securities under the Act. This duty and the timely performance thereof shall be contingent upon the Company receiving from all the Holders of the Registrable Securities and the Placement Agent, the information set forth in Section 6 below.

                  The number of shares of Common Stock designated in the Registration Statement to be registered shall be two hundred (100%) percent of the number of Securities that would be required if all the Registrable Securities were issued on the day before the filing of the Registration Statement.

                  (b) The Company will maintain any Registration Statement or post-effective amendment filed under this Section 3 hereof current under the Securities Act until the date that all of the Registrable Securities have been sold pursuant to the Registration Statement.

                  (c) All fees, disbursements and out-of-pocket expenses and costs incurred by the Company in connection with the preparation and filing of any Registration Statement under subparagraph 3(a) and in complying with applicable securities and Blue Sky laws (including, without limitation, all attorneys' fees) shall be borne by the Company. The Holders and the Placement Agent, shall bear the cost of underwriting discounts and commissions, if any, applicable to the Registrable Securities being registered and the fees and expenses of its counsel. The Company shall use its best efforts to qualify any of the securities for sale in such states as the Holders and/or Placement Agent, reasonably designates and shall furnish indemnification in the manner provided in Section 9 hereof. However, the Company shall not be required to qualify in any state that will require an escrow or other restriction relating to the Company and/or the sellers. The Company at its expense will supply the Holders and/or the Placement Agent, with copies of such Registration Statement and the prospectus or offering circular included therein and other related documents in such quantities as may be reasonably requested by the Holders and/or the Placement Agent.

                  (d) The Company shall not be required by this Section 3 to include a Holders and/or Placement Agent's Registrable Securities in any Registration Statement which is to be filed if, in the opinion of counsel for both the Holder, the Placement Agent, and the Company (or, should they not agree, in the opinion of another counsel experienced in securities law matters acceptable to counsel for the Holder, the Placement Agent, and the Company) the proposed offering or other transfer as to which such registration is requested is exempt from applicable federal and state securities laws and would result in all purchasers or transferees obtaining securities which are not "restricted securities", as defined in Rule 144 under the Securities Act.

                  (e) Except as set forth in Section 3 (a) above, in the event the Registration Statement to be filed by the Company pursuant to Section 3(a) above is not filed in proper form with the Securities and Exchange Commission within fourteen (14) calendar days from the Closing Date or the Registration Statement is not declared effective by the SEC within sixty (60) days after the Closing Date, then the Company will pay Holders and the Placement Agent, by wire transfer, as liquidated damages for such failure to timely file and/or have the Registration Statement declared effective, and not as a penalty, three (3%) percent of the principal amount of the Securities for each thirty (30) day period thereafter until the Registration Statement is either filed and/or declared effective. If the Company does not remit the damages to the Purchasers as set forth above, the Company will pay the Holders and the Placement Agent, reasonable costs of collection, including attorneys fees, in addition to the liquidated damages. Such payment shall be made to the Holders and the Placement Agent, immediately in cash upon demand if the registration of the Securities are not effected; provided, however, that the payment of such liquidated damages shall not relieve the Company from its obligations to register the Securities pursuant to this Section. The registration of the Securities pursuant to this provision shall not affect or limit Holders or the Placement Agent's other rights or remedies as set forth in this Agreement.

                  (f) No provision contained herein shall preclude the Company from selling securities pursuant to any Registration Statement in which it is required to include Registrable Securities pursuant to this Section 3.

                  Section 4. COOPERATION WITH COMPANY. Holders and the Placement Agent will cooperate with the Company in all respects in connection with this Agreement, including, timely supplying all information reasonably requested by the Company and executing and returning all documents reasonably requested in connection with the registration and sale of the Registrable Securities.

                  Section 5. REGISTRATION PROCEDURES. If and whenever the Company is required by any of the provisions of this Agreement to effect the registration of any of the Registrable Securities under the Act, the Company shall (except as otherwise provided in this Agreement), as expeditiously as possible:

                  (a) prepare and file with the Commission such amendments and supplements to such registration statement and the Prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Act with respect to the sale or other disposition of all securities covered by such registration statement whenever the holder of such securities shall desire to sell or otherwise dispose of the same (including prospectus supplements with respect to the sales of securities from time to time in connection with a registration statement pursuant to Rule 415 of the Commission);

                  (b) furnish to each Holder and the Placement Agent such numbers of copies of a summary prospectus or other prospectus, including a preliminary prospectus or any amendment or supplement to any prospectus, in conformity with the requirements of the Act, and such other documents, as such Holder and the Placement Agent may reasonably request in order to facilitate the public sale or other disposition of the securities owned by such Holder and the Placement Agent;

                  (c) use its best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as the Holders or Placement Agent, shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable each Holder and/or the Placement Agent, to consummate the public sale or other disposition in such jurisdiction of the securities owned by such Holder and/or the Placement Agent, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or to file therein any general consent to service of process;

                  (d) use its best efforts to list such securities on the OTC Bulletin Board or any securities exchange on which any securities of the Company is then listed, if the listing of such securities is then permitted under the rules of such exchange or OTC Bulletin Board;

                  (e) enter into and perform its obligations under an underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering;

                  (f) notify each holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto covered by such registration statement is required to be delivered under the Act, of the happening of any event of which it has knowledge as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                  Section 6. INFORMATION BY HOLDER. Each holder of Registrable Securities included in any registration shall furnished to the Company such information regarding such holder and the distribution proposed by such Holder as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 6.

                  Section 7. ASSIGNMENT. The rights granted the Holders and the Placement Agent under this Agreement shall not be assigned without the written consent of the Company, which consent shall not be unreasonably withheld. This Agreement is binding upon and inures to the benefit of the parties hereto and their respective heirs, successors and permitted assigns.

                  Section 8. TERMINATION OF REGISTRATION RIGHTS. The rights granted pursuant to this Agreement shall terminate as to the Holder and the Placement Agent (and permitted transferee under Section 7 above) upon the occurrence of any of the following:

                  (a) all such Holder's and/or the Placement Agent's securities subject to this Agreement have been registered;

                  (b) such Holder's and/or the Placement Agent's securities subject to this Agreement may be sold without such registration pursuant to Rule 144 promulgated by the SEC pursuant to the Securities Act;

                  (c) such Holder's and/or the Placement Agent's securities subject to this Agreement can be sold pursuant to Rule 144(k); or

                  (d) two years from the issuance of the Registrable Securities.

                  Section 9.  INDEMNIFICATION.

                  (a) In the event of the filing of any Registration Statement with respect to Registrable Securities pursuant to Section 3 hereof, the Company agrees to indemnify and hold harmless the Holders and/or the Placement Agent, and each person, if any, who controls the Holders and/or the Placement Agent within the meaning of the Securities Act ("DISTRIBUTING HOLDERS") against any losses, claims, damages or liabilities, joint or several (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees), to which the Distributing Holders may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such Registration Statement, or any related preliminary prospectus, final prospectus, offering circular, notification or amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, preliminary prospectus, final prospectus, offering circular, notification or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by the Distributing Holders, specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability, which the Company may otherwise have.

                  (b) Each Distributing Holder agrees that it will indemnify and hold harmless the Company, and each officer, director of the Company or person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages or liabilities (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees) to which the Company or any such officer, director or controlling person may become subject under the Securities Act or otherwise, insofar as such losses claims, damages or liabilities (or actions in respect thereof; arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in a Registration Statement requested by such Distributing Holder, or any related preliminary prospectus, final prospectus, offering circular, notification or amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement, preliminary prospectus, final prospectus, offering circular, notification or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by such Distributing Holder, specifically for use in the preparation thereof and, provided further, that the indemnity agreement contained in this Section 9(b) shall not inure to the benefit of the Company with respect to any person asserting such loss, claim, damage or liability who purchased the Registrable Securities which are the subject thereof if the Company failed to send or give (in violation of the Securities Act or the rules and regulations promulgated thereunder) a copy of the prospectus contained in such Registration Statement to such person at or prior to the written confirmation to such person of the sale of such Registrable Securities, where the Company was obligated to do so under the Securities Act or the rules and regulations promulgated thereunder. This indemnity agreement will be in addition to any liability, which the Distributing Holders may otherwise have.

                  (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than as to the particular item as to which indemnification is then being sought solely pursuant to this Section. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, assume the defense thereof, subject to the provisions herein stated and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless the indemnifying party shall not pursue the action to its final conclusion. The indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the indemnified party; provided that if the indemnified party is the Distributing Holder, the fees and expenses of such counsel shall be at the expense of the indemnifying party if (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party, or (ii) the named parties to any such action (including any impleaded parties) include both the Distributing Holder and the indemnifying party and the Distributing Holder shall have been advised by such counsel that there may be one or more legal defenses available to the indemnifying party different from or in conflict with any legal defenses which may be available to the Distributing Holder (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the Distributing Holder, it being understood, however, that the indemnifying party shall, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable only for the reasonable fees and expenses of one separate firm of attorneys for the Distributing Holder, which firm shall be designated in writing by the Distributing Holder). No settlement of any action against an indemnified party shall be made without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld.

                  Section 10. CONTRIBUTION. In order to provide for just and equitable contribution under the Securities Act in any case in which (i) the Distributing Holder makes a claim for indemnification pursuant to Section 9 hereof but is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of
Section 9 hereof provide for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any Distributing Holder, then the Company and the applicable Distributing Holder shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees), in either such case (after contribution from others) on the basis of relative fault as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the applicable Distributing Holder, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Distributing Holder agree that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  Section 11. NOTICES. Any notice pursuant to this Agreement by the Company or by the Holder shall be in writing and shall be deemed to have been duly given if delivered by (i) hand, (ii) by facsimile and followed by mail delivery or (iii) if mailed by certified mail, return receipt requested, postage prepaid, addressed as follows:

                  (a) If to the Holders, to its, his or her address set forth on the signature page of this Agreement, with a copy to the person designated in the Agreement.

                  (b) If to the Placement Agent, at the address set forth herein, or to such other address as any such party may designate by notice to the other party.

                  (c) If to the Company, at the address set forth herein, or such other address as it may designate to the parties.

         Notices shall be deemed given at the time they are delivered personally or five (5) days after they are mailed in the manner set forth above. If notice is delivered by facsimile to the Company and followed by mail, delivery shall be deemed given two (2) days after such facsimile is sent.

                  Section 12. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  Section 13. HEADINGS. The headings in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                  Section 14. GOVERNING LAW, VENUE. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida. The party who initiates legal action shall choose the jurisdiction of the federal courts or the state courts in connection with any dispute arising under this Agreement and hereby waives, to the maximum permitted by law, any objection, including any objection based on FORUM NON CONVENIENS, to the bringing of any such proceeding in such jurisdictions. Each party waives its right to a trial by jury.

                  Section 15. SEVERABILITY. If any provision of this Agreement shall for any reason be held invalid or unenforceable, such invalidity or unenforceablity shall not affect any other provision hereof and this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.


                  IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed, as of the day and year first above written.


Attest:                                   IMAGING DIAGNOSTIC SYSTEMS, INC.


By:______________________             By:___________________________
      Name:                                     Linda B. Grable, President
      Title:


                                          AMRO INTERNATIONAL, S.A., Purchaser

                                          By:___________________________


                                          NESHER INC., Purchaser

                                          By:___________________________


                                          HEWLETT FUND, Purchaser

                                          By:___________________________


                                          GUARANTY & FINANCE LTD.,  Purchaser

                                          By:___________________________


                                          LIBRA FINANCE SA, Placement Agent

                                          By:___________________________


                                          SETTONDOWN CAPITAL INTER-
                                            NATIONAL, LTD.

                                          By:___________________________
                                                   Anthony L.M. Inder Riden

                                    EXHIBIT E

                              NOTICE OF CONVERSION
        (TO BE EXECUTED BY THE REGISTERED HOLDER IN ORDER TO CONVERT THE
                      SERIES G CONVERTIBLE PREFERRED STOCK)

The undersigned hereby irrevocably elects to convert the above Preferred Stock No. ____ into Shares of common stock of IMAGING DIAGNOSTIC SYSTEMS, INC. (the "COMPANY") according to the conditions hereof, as of the date written below.

The undersigned represents and warrants that

(i) The undersigned represents and warrants that all offers and sales by the undersigned of the shares of Common Stock issuable to the undersigned upon conversion of the Preferred Stock shall be made in compliance with Regulation D, pursuant to an exemption from registration under the Act, or pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the "SECURITIES ACT"), subject to any restrictions on sale or transfer set forth in the Securities Subscription Agreement between the Company and the original holder of the Preferred Stock submitted herewith for conversion.
(ii) the undersigned has not engaged in any transaction or series of transactions that is a part of or a plan or scheme to evade the registration requirements of the Securities Act.
(iii) Upon conversion pursuant to this Notice of Conversion, the undersigned will not own 4.9% or more of the then issued and outstanding shares of the Company.

         _______________________________             ___________________________
         Date of Conversion                          Applicable Conversion Price

         _______________________________             ___________________________
         Number of Common Shares upon                $ Amount of Conversion
         Conversion

         _______________________________             ___________________________
         Signature                                   Name

         _______________________________             ___________________________
         Address:                                    Delivery of Shares to:




* The original Preferred Stock Certificate and Notice of Conversion must be received by the Company by the third business day following the Date of Conversion.